EXHIBIT 32.1
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S. C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Manuel E. Iglesias, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the annual report on Form 10-K of Hygea Holdings Corp. for the period ending December 31, 2011, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §78m or §78o (d)) and that information contained in such report fairly represents, in all material respects, the financial condition and results of operations of Hygea Holdings Corp.

/s/ Manuel E. Iglesias
By: Manuel E. Iglesias
Title:	Chief Executive Officer and President (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Date: June 5, 2012